UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

FIRSTFED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 850 Los Angeles, California		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 405-7212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On November 15, 2011, FirstFed Financial Corp. (the “Company”) filed its monthly operating report for the period beginning October 1, 2011 and ending October 31, 2011 (the “October Report”) with the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The October Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statements Regarding October Report

The October Report is limited in scope, covers only a one-month time period and has been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court. The October Report contains financial information that (i) has not been audited or reviewed by an independent registered public accounting firm; (ii) is not presented in accordance with generally accepted accounting principles in the United States of America; and (iii) may be subject to future reconciliation, adjustments or other modification or amendment. The information contained in the October Report has been prepared in accordance with applicable laws and regulations under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the October Report is complete. The Company may amend or otherwise change the information contained in the October Report at a future date. The operating results set forth in the October Report should not be viewed as indicative of the Company’s future results.

The October Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The October Report contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The October Report does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may contain certain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report for the period beginning October 1, 2011 and ending October 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP. (Registrant)

November 21, 2011	By:	/s/ CARL W. MCKINZIE
Carl W. McKinzie
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Monthly Operating Report for the period beginning October 1, 2011 and ending October 31, 2011.